© Tarsus Pharmaceuticals | For Investor Purposes Only June 15, 2023 Tarsus Creating the Next Potential Blockbuster Category in Eye Care

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Legal Disclaimer This presentation contains forward-looking statements that involve risks and uncertainties. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current expectations about future events that we believe may affect our financial condition, results of operations, business strategy, and financial needs. All statements other than statements of historical facts contained in this presentation, including any statements regarding potential FDA approval of TP-03; our ability to achieve distribution and patient access for our products and timing and breadth of payer coverage; our expectations of the potential market size, pricing, gross-to-net yields, eye care provider and patient acceptance of our product candidates, opportunity and patient populations for our product candidates, including TP-03 if approved for commercial use; our sales force size and hiring plans; the commercialization and market acceptance of our product candidates; statements by Tarsus management and consultants; our ability to obtain marketing approvals of our product candidates and to meet existing or future regulatory standards or comply with post-approval requirements; our expectations regarding the potential advantages of our product candidates over existing therapies, clinical development programs and operations; our expectations with regard to our ability to develop additional product candidates or product candidates for other indications; our ability to identify additional products, product candidates or technologies with significant commercial potential that are consistent with our commercial objectives; our ability to develop, acquire and advance additional product candidates into, and successfully complete, clinical trials; the initiation, timing, progress and results of our preclinical studies and clinical trials, and our research and development programs; and the implementation of our business model and strategic plans for our business and product candidates are forward-looking statements. The words “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “is/are likely to,” “potential,” “continue” and other similar expressions are intended to identify forward-looking statements, although not all forward- looking statements contain these identifying words. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports we file with the Securities and Exchange Commission, copies of which are posted on our website and are available from us without charge. However, new risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. © Tarsus Pharmaceuticals | For Investor Purposes Only3

Today’s Presenters Bobak Azamian, M.D., Ph.D. Chief Executive Officer and Chairman Aziz Mottiwala Chief Commercial Officer Neera Clase VP, Market Access Marjan Farid, M.D. Director of Cornea, Cataract and Refractive Surgery, Gavin Herbert Eye Institute, UC-Irvine © Tarsus Pharmaceuticals | For Investor Purposes Only4 Selina McGee, O.D., FAAO Founder, Chief Optometrist & Executive, BeSpoke Vision VP, Intrepid Eye Society

Agenda © Tarsus Pharmaceuticals | For Investor Purposes Only5 Topic Presenter Welcome David Nakasone Transforming Into a Leading Eye Care Company Bobby Azamian, M.D., Ph.D Physician Perspective on Prevalence, Impact and Diagnosis of Demodex Blepharitis Selina McGee, O.D., FAAO Marjan Farid, M.D. Launching the Next Frontier in Eye Care Aziz Mottiwala Neera Clase Concluding Remarks Bobby Azamian, M.D., Ph.D Questions and Answers Tarsus Executives

Bobak Azamian © Tarsus Pharmaceuticals | For Investor Purposes Only Transforming Into a Leading Eye Care Company 6

Commercial platform focused on unique and damaging eyelid disease – Disease education producing results and activating sales force High touch access for a large underserved population – Expecting broad payer coverage with tailored pharmacy network Pricing reflects innovative and category creating product profile – TP-03 poised to deliver value, with expected high payer receptivity Accelerating commercial traction – Upon approval: Demonstrate demand, realize product value and achieve blockbuster growth TP-03 – Unlike any other eye care launch upon expected FDA approval © Tarsus Pharmaceuticals | For Investor Purposes Only7 Creating the Next Frontier in Eye Care

Building the Next Potential Multi-Billion Dollar Market and Transforming Into a Leading Eye Care Company © Tarsus Pharmaceuticals8 Category creation in Demodex blepharitis with definitive standard of care potential World-class leadership team with decades of biotech, eye care and product launch experience Advancing clinical pipeline of three assets that target root cause of disease Tina living with Demodex blepharitis

Eye Care Market Presents Significant Growth Opportunities

Eye care is large, durable and growing

- Vision is our most valued sense
- Near double digit growth expected from anterior segment (existing categories)

Expected Ophthalmic Market

2028



$36 B
$15
Posterior
$21
Anterior

Source: EvaluatePharma ophthalmic revenues

Category creation has led to eye care blockbusters

- Prostaglandins in Glaucoma, Dry Eye Disease, Thyroid Eye Disease, GA & Anti-VEGF
- Many poorly served diseases remain

Eyelid diseases are the next frontier in eye care and represent one of the largest untapped opportunities

- Demodex blepharitis (DB) impacts 25M in the U.S., largest eyelid disease[1,2]
- Meibomian Gland Disease (MGD) impacts ~2/3 of the 34M Dry Eye patients in the U.S.[3]

1. Wilson J Ophthalmology 2015, 435606, 2014; 2. Titan collarette prevalence study; 3. Marques, A.R., et al, Emerg Infect Dis., Aug 2021, Vol 27(8), 2017-2024; Corsica Life Sciences Market Assessment 2020

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Strong Foundation to Launch the Next Eye Care Potential Blockbuster © Tarsus Pharmaceuticals | For Investor Purposes Only10 1. Anterior ophthalmic prescriptions Commercial Infrastructure Seasoned leadership in place across all key functions Tailored Sales Force Deploying at launch, covering >80% of all prescriptions1 Anticipated Approval Aug. 2023: TP-03 PDUFA 4Q 2023: First full quarter of prescriptions ECP Engagement Reached all 15K target Eye Care Providers (ECPs) with disease education efforts Broad Reimbursement Expected Active engagement with all top commercial and Medicare accounts TP-03: Definitive standard of care potential

Bobak Azamian © Tarsus Pharmaceuticals | For Investor Purposes Only Demodex Blepharitis is a Large and Underserved Eyelid Disease 11

© Tarsus Pharmaceuticals | For Investor Purposes Only12 Demodex Blepharitis: Pervasive and Damaging Eyelid Disease • Affects 25M patients in the U.S.1,2: 1.5M diagnosed and seeking a solution3 • Caused by an infestation of Demodex mites • Patients can suffer inflammation, redness, irritation and a negative impact on daily life • Easily diagnosed during a routine eye exam through the identification of collarettes • No FDA-approved therapeutic Collarettes are the pathognomonic sign of DB – waxy, cylindrical plaque composed of dead mites, mite eggs & waste Eyelash with multiple mites 1. Wilson J Ophthalmology 2015, 435606, 2014; 2. Titan collarette prevalence study; 3. Symphony claims data

Demodex Blepharitis Can Be Diagnosed Through the Presence of Collarettes © Tarsus Pharmaceuticals | For Investor Purposes Only13

Immediate Opportunity to Address Large and Underserved Patient Population Clear segments identified for initial ramp and future growth © Tarsus Pharmaceuticals | For Investor Purposes Only14 >7M Initial Target Patient Population Patients proactively seeking treatment for complementary eye conditions / diseases 1.5M Blepharitis patients with Demodex blepharitis (DB) Already diagnosed & seeking treatment3 1.2M Dry Eye Rx patients with DB2,4,7 2.2M Cataract patients with DB2,5 2.3M Contact lens patients with DB2,6 1. Wilson J Ophthalmology 2015, 435606, 2014; 2. Titan collarette prevalence study; 3.Symphony claims data; 4.Market Scope 2020 Dry Eye Products Report: A Global Market Analysis for 2019 to 2025; 5. AAO/ASCRS Statement on Cataract Surgery, July 2021; 6. Refractive Surgery Council August 2021; 7. White et al., Clin Ophthalmology 2019: 13 2285-2292 $1B+ Peak net sales potential

TP-03: First Potential Therapeutic for Millions of Patients © Tarsus Pharmaceuticals | For Investor Purposes Only15 Curative and durable therapeutic potential with no competition Definitive standard of care potential demonstrated in two pivotal trials Compelling value proposition for patients, ECPs and payers Broad reimbursement potential ECP opportunity to expand and/or optimize practice potential Eye drop formulation of best-in-class lotilaner Patent protection through 2038 Defined path to FDA approval and potential launch Anticipated PDUFA: August 25, 2023 Product availability for Fall 2023 launch Unique ability to resolve disease enables opportunity to unlock one of the largest underserved eye care markets

Selina McGee, O.D., FAAO and Marjan Farid, M.D. © Tarsus Pharmaceuticals | For Investor Purposes Only Physician Perspective on Prevalence, Impact and Diagnosis of Demodex Blepharitis 16

Selina McGee, OD, FAAO • Visionary founder of BeSpoke Vision specializing in dry eye disease, specialty contact lenses, and aesthetics. She is also the co-founder of Precision Vision of Midwest City, an MD-OD practice specializing in premium IOL and cataract surgery and Vice President of Intrepid Eye Society, an emerging group of OD thought leaders committed to advancing innovation and promoting growth and excellence in optometry. • Dr. McGee earned her OD degree from Northeastern State University College of Optometry, graduating Summa Cum Laude. • She is a member of the Oklahoma Association of Optometric Physicians (OAOP) and the American Optometric Association. Currently she serves as the Immediate Past-President the OAOP. • She was named Young Optometrist of the year in 2012 by the OAOP and Optometrist of the Year in 2023 • She currently serves as The Intrepid Eye Society President © Tarsus Pharmaceuticals | For Investor Purposes Only17 Selina McGee, OD, FAAO is a consultant to Tarsus

Practice Dynamics: Private / Specialty Clinic Areas of Focus: • Medical optometry • Dry eye and ocular surface conditions • Corneal diseases requiring custom and specialty contact lenses • Eye rejuvenation services © Tarsus Pharmaceuticals | For Investor Purposes Only18

Lid Disease is Easily Missed 19 © Tarsus Pharmaceuticals | For Investor Purposes Only

Case 1: Overview Patient: • 42-year-old female • Difficulty wearing contact lenses (CTL) • Frustrated with redness, itching, burning and misdirected lashes; unhappy with appearance of eyes 20 © Tarsus Pharmaceuticals | For Investor Purposes Only

Treatment and Follow Up Treatment Initiated: – In office lid exfoliation treatment and Intense Pulsed Light (IPL) – Lid hygiene (at home cleanser, eye makeup removal) – Changed makeup (mascara) for comfort Follow up: – 4 week follow up with IPL treatments, then 8, 12 and 6 months – Saw some improvements in redness, but CTL wear was still limited 21 © Tarsus Pharmaceuticals | For Investor Purposes Only

Case 2: Overview Patient: • 60-year-old male • Symptoms: burning, itching, watering, diagnosed with Dry Eye Disease (DED); referred for DED analysis • Misdirected and missing lashes • Undiagnosed Demodex blepharitis 22 © Tarsus Pharmaceuticals | For Investor Purposes Only

Treatment and Follow Up Examination & Treatment Initiated: – Performed testing for tear film osmolarity and inflammation (MMP-9) – all normal – Prescribed at-home lid hygiene (lid cleanser) 2x day Follow up: – 4 week follow up – Patient was non-compliant with lid hygiene – Still complaining of itching, burning, watering – Patient attributes symptoms with allergies 23 © Tarsus Pharmaceuticals | For Investor Purposes Only

Case 3: Overview Patient Summary: • 72-year-old male; redness, swollen lids, painful, self-described as “miserable” • Chronic chalazia (~18 months, 2-3 per lid) that needed multiple IPL treatments to stabilize his condition 24 © Tarsus Pharmaceuticals | For Investor Purposes Only

Marjan Farid, MD • Professor of Clinical Ophthalmology, Director of Cornea, Refractive & Cataract Surgery, at the Gavin Herbert Eye Institute, University of California Irvine. • She graduated from UCLA with a degree in Biology and earned her medical degree at UC San Diego. • Her clinical practice is divided between patient care, teaching and research, which is focused on corneal surgery, specifically the use of the femtosecond laser for corneal transplantation. • She is also the founder of the Severe Ocular Surface Disease Center at UCI. She performs Limbal Stem Cell transplants as well as artificial corneal transplantation for the treatment of patients with severe ocular surface disease. • Dr. Farid serves as the Chair of the Cornea Clinical Committee of ASCRS. © Tarsus Pharmaceuticals | For Investor Purposes Only25 Marjan Farid, MD is a consultant to Tarsus

© Tarsus Pharmaceuticals | For Investor Purposes Only26 Practice Dynamics: University / Academic Tertiary Care Cornea Cataract/Refractive Severe Ocular Surface Disease Dry eye / clinical ocular surface care • Corneal transplant • Artificial corneas • Ocular surface cancers • Pterygia • Clinical cornea disease • Cataract • LASIK • Complex IOL management • Ocular surface reconstruction • Limbal stem cell transplants • Dry eye disease • Lid margin disease • Dry eye masqueraders

Case 1: Overview Patient: • 24-year-old woman – software engineer • Recurrent chalazia and inability to use her soft contact lenses (CTL) anymore • Seen optometrist multiple times and tried switching her CTL brand several times Symptoms: • Rapid redness and irritation with CTL wear • Difficulty working at the computer • Always feels irritated and gritty OU (both eyes) • Lid redness and chronic/recurrent “stye” formation OU 27 © Tarsus Pharmaceuticals | For Investor Purposes Only

Case 1: Examination 28 • BSCVA: 20/20 OU • Exam Findings: – Small LUL chalazion – Diffuse collarettes along upper and lower lash base – Slow secretion of thickened meibum from meibomian glands © Tarsus Pharmaceuticals | For Investor Purposes Only

Case 1: Treatment Initiated • Lid exfoliation treatment performed on all 4 eyelids in the office • Started on Tea tree oil lid scrubs • Started on regular hot compresses • Started on preservative-free artificial tears (AT) 29 © Tarsus Pharmaceuticals | For Investor Purposes Only

Case 1: Follow Up • Finds some relief in symptoms with recommended management and treatment but unable to keep up with lid hygiene and has recurrent and chronic symptoms. • Still unable to wear her CTL for more than a couple of hours. • She comes in every 3-4 months for exfoliation treatment. • Started on antibiotic and prescription dry eye medication with minimal improvement in symptoms. • She is frustrated; work and quality of life are significantly impacted. 30 © Tarsus Pharmaceuticals | For Investor Purposes Only

Case 2: Summary Patient: • 72-year-old man • Complains of red, itchy eyes. Vision gets worse at the end of the day especially after reading or watching TV • “Doctor, I want cataract surgery and I want to get rid of my glasses!” • BSCVA: 20/40 OD and 20/50 OS Exam Findings: • 1+ MGD • Significant collarettes along lash base • 2+ central punctate keratitis with staining • Tear breakup time: 2-3 seconds OU • 2+ NS cataract OU 31 © Tarsus Pharmaceuticals | For Investor Purposes Only

Case 2: Treatment & Follow Up 32 Treatment: • Declined lid exfoliation treatment as he “felt fine” and didn’t feel that anything was wrong. • After discussion and education, agreed to initiate blepharitis treatment and he was told that surgery would be a risk for infection and complications. Cataract surgery postponed. • Started on Tea tree oil lid scrubs, regular hot compresses and preservative free AT. Follow Up: • After 12 weeks of aggressive lid scrub with lid wipes, was able to proceed with cataract surgery. • Post op – has developed more significant ocular surface disease symptoms, including morning lid stickiness, redness and foreign body sensation OU. • Instructed to continue regular lid hygiene and OSD treatments. • Patient very non-compliant with lid hygiene instructions. • Feels that cataract surgery has made him worse, and he feels more irritated than ever. Very unhappy. © Tarsus Pharmaceuticals | For Investor Purposes Only

Aziz Mottiwala and Neera Clase © Tarsus Pharmaceuticals | For Investor Purposes Only Launching the Next Frontier in Eye Care 33

Category Creating Key Launch Elements © Tarsus Pharmaceuticals | For Investor Purposes Only34 Commercial platform tailored to unique and underserved disease Accelerating commercial traction High touch access for a large underserved population Pricing reflects TP-03 standard of care potential 1 42 3

Driving Awareness Through Action-Oriented Physician and Patient Education Campaigns © Tarsus Pharmaceuticals | For Investor Purposes Only35 Strong and growing interest in and understanding of Demodex blepharitis Look at the Lids Campaign Metrics 200K unique website visits to-date1 2.3M digital/media impressions to-date1 Launched “Don’t Freak Out. Get Checked Out!” Patient Disease Education in 2Q23 +60% 1Q23 vs. 4Q22+15% 1Q23 vs. 4Q22 1. Internal company data

High Impact Disease Education Has Reached All 15K Target ECPs Robust scientific platform supported by all optometrist medical field force © Tarsus Pharmaceuticals | For Investor Purposes Only36 We’ve built the market and momentum for best-in-class launch Significant Presence Since 2020: Continued Medical Education Learners Since 20221 35K 3 11 24 2020 2021 2022 Publications and Congress Presentations/Posters1 1. Internal company data

Ophthalmologists & Optometrists See It, Believe it, Intend to Treat it © Tarsus Pharmaceuticals | For Investor Purposes Only37 93% Indicated they would prescribe an FDA-approved therapeutic for Demodex blepharitis1 71% Believe collarettes are pathognomonic to Demodex blepharitis1 67% Recognize the importance of screening patients for the presence of collarettes during eye exams1 Key Awareness, Trial, Usage (ATU) Market Research Results ATU demonstrates ECPs willingness to prescribe an FDA-approved therapeutic +7% 2Q23 vs. 4Q22+5% 2Q23 vs. 4Q22 1. Internal company data

Activating Best-in-Class, Data-Driven Sales Force at Launch © Tarsus Pharmaceuticals | For Investor Purposes Only38 Right-sized sales force will reach 15K target ECPs, representing >80% of prescriptions1 Sales Force Leadership Combined Years of Eye Care 100+ Extensive launch and front-line leadership experience 8515 • Current diagnosed Demodex blepharitis patients • Pioneers and early adopters • High volume prescribing ECPs Leveraging Analytics to Maximize Launch Velocity Territory Leaders Expected at Launch Sales Leaders 1. Anterior ophthalmic prescriptions

Category Creating Key Launch Elements © Tarsus Pharmaceuticals | For Investor Purposes Only39 Commercial platform tailored to unique and underserved disease Accelerating commercial traction High touch access for a large underserved population Pricing reflects TP-03 standard of care potential 1 42 3

40 Accessibility, Affordability and Simplicity Delivering on the Patient and Physician Experience Category creation allows for innovative patient services Novel science & robust clinical profile drive payer interest Disciplined approach focused on long-term profitability 1 2 3 Building potential broad reimbursement with high touch patient & physician support Zach living with Demodex blepharitis © Tarsus Pharmaceuticals | For Investor Purposes Only

© Tarsus Pharmaceuticals | For Investor Purposes Only41 TP-03 Expected WAC Pricing of $1,500-2,000 Reflects Category Creating Product Profile and Pharmacoeconomic Value WAC/Rx $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $1,500-2,000 Glaucoma ~$300 Dry Eye ~$600 Anti-VEGF/GA $2,000+ Value Highly Commoditized Highly Specialized ~4Rx/patient/year Annual cost of therapy ~4 1 5 ~$1,200 ~$2,400 $1,500-2,000 $10,000+ Pricing reflects standard of care potential Pharmacoeconomic value for payers Expect retreatments to begin in 2025 TP-03

2023 2024 2025 © Tarsus Pharmaceuticals | For Investor Purposes Only42 Expected Broad Payer Coverage to Build Over Next Two Years Commercial Launch Medicare Expected Future Payer Mix Commercial 45% 45% Medicare 10% Other* * All other includes Medicaid, VA/DOD, Cash, etc.

Payers Recognize the High Unmet Need and Demonstrate a Willingness to Potentially Reimburse

Engaged with commercial and Medicare payers driving 95% of total prescriptions

"The ideal message is for you to have an outpatient eyedrop that's used twice a day for a limited period of time that eradicates the mites. ***So, it's a cure. We love cures."***

- Traditional Health Insurer, Regional

*"…**there's a potential to reduce prescription costs**. And not cheap prescription costs."*

- Pharmacy Benefit Manager, National

Payers indicate strong and differentiated value proposition

1. First and only, with no other FDA approved options
2. Robust duration of response
3. Potential cost offsets

100% of payers surveyed likely to cover[1,2]

1. Simon-Kucher & Partners (SKP) Payer pricing Research 2022. 2. Indegene Payer Value Message Testing 2022

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Planned Distribution Model Leveraging High Touch Retail and Digital Pharmacies Optimizes patient and physician access © Tarsus Pharmaceuticals | For Investor Purposes Only44 Broad Footprint Patient Centric Simplified prescriber & patient experience Enabling broad adoption Strategic approach optimizes GTN and coverage opportunities Predictable point-of-sale experience Robust services to support our patients Fill rate vs. traditional approach 2x18K+ Pharmacies in network, including leading national chains

Category Creating Key Launch Elements © Tarsus Pharmaceuticals | For Investor Purposes Only45 Commercial platform tailored to unique and underserved disease Accelerating commercial traction High touch access for a large underserved population Pricing reflects TP-03 standard of care potential 1 42 3

TP-03 Launch: Clear Pathway to Blockbuster Potential Demand Through Early Adoption • Driving physician adoption and patient outcomes • Ensuring access through patient bridge programs Reimbursement & Revenue Ramp • Gaining expected broad commercial coverage • Generating net revenue • Breadth and depth of prescribing Growth • Gaining expected broad Medicare coverage • Accelerating net revenue • Optimizing Gross-To-Net 2023 2024 2025+ $1B+ Peak Net Sales © Tarsus Pharmaceuticals | For Investor Purposes Only46

Initial Addressable Demodex Blepharitis Market is a Multi-Billion Dollar Opportunity $1B+ peak net sales potential with clear segments identified for initial ramp and future growth © Tarsus Pharmaceuticals | For Investor Purposes Only47 1. Wilson J Ophthalmology 2015, 435606, 2014; 2. Titan collarette prevalence study; 3.Symphony claims data; 4.Market Scope 2020 Dry Eye Products Report: A Global Market Analysis for 2019 to 2025; 5. AAO/ASCRS Statement on Cataract Surgery, July 2021; 6. Refractive Surgery Council August 2021; 7. White et al., Clin Ophthalmology 2019: 13 2285-2292 $1B+ peak net sales potential within multi- billion-dollar market >7M Proactively seeking treatment for complementary eye conditions / diseases 1.5M Blepharitis patients with Demodex blepharitis (DB) Already diagnosed & seeking treatment3 1.2M Dry Eye Rx patients with DB2,4,7 2.2M Cataract patients with DB2,5 2.3M Contact lens patients with DB2,6 $1,500-2,000 WAC/Rx ~50% GTN Yield 4-6-year ramp to peak net sales

Bobak Azamian © Tarsus Pharmaceuticals | For Investor Purposes Only Transforming Into a Leading Eye Care Company 48

$1B+ peak net sales potential in multi-billion-dollar new category TP-03 expected WAC of $1,500-2,000 Broad expected payer coverage with high touch patient support Early measures of success: patient experience, prescription volume, ECP adoption and payer wins Advancing clinical pipeline: key Phase 2 data readouts from Lyme, MGD and Rosacea expected in 2H2023 Key takeaways from today © Tarsus Pharmaceuticals | For Investor Purposes Only49 Tarsus: Positioned for Immediate and Long-Term Value Creation

Tarsus Executives © Tarsus Pharmaceuticals | For Investor Purposes Only Q&A 50